UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported) November 16, 2001

                          (Exact name of registrant as
                                specified in its
                              charter) DST Systems,
                                      Inc.

           (State or other       (Commission        (I.R.S. Employer
             jurisdiction        File Number)      Identification No.)
           of incorporation)

                Delaware            1-14036            43-1581814


                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6568


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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                                    FORM 8-K
                                DST SYSTEMS, INC.

ITEM 1 CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5  OTHER EVENTS
George L. Argyros, who became a director of the Registrant on December 21, 1998, has resigned from service as a director of the Registrant because of his nomination to serve as United States Ambassador to Spain.

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS
Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Not applicable.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

ITEM 9  REGULATION FD DISCLOSURE
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DST Systems, Inc.

                                /s/ Robert C. Canfield
                                Senior Vice President, General Counsel,
                                Secretary

Date:  November 19, 2001